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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (Date of earliest event reported): MAY 5, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)


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
         BERMUDA                         1-31339                            98-0371344
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)
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      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                           77027-3415
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5.  OTHER EVENTS

         A copy of our press release dated May 5, 2003 for the announcement of our new business alignments is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired
              Not applicable.

         (b)  Pro forma financial information
              Not applicable.

         (c)  Exhibits

         99.1 Press release dated May 5, 2003 announcing new business alignments.

         99.2 Press release dated May 5, 2003 announcing earnings for the quarter ended March 31, 2003.


ITEM 9.   REGULATION FD DISCLOSURE

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

         On May 5, 2003, we issued a news release announcing first quarter results for the period ended March 31, 2003. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference in this Item 9.

         The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

         In addition, on May 5, 2003, following the news release, we held a conference call regarding the first quarter results. The scheduled conference call was previously announced on March 27, 2003. The publicly announced conference call was available via real-time webcast and is available for replay on our website at www.weatherford.com. To access the replay, click on the Investor Relations Link under Corporate and then click on the Enhanced Audio Webcast link. During the conference call, certain information was discussed that could be considered non-GAAP measures. In compliance with the Securities and Exchange Commission's Regulation G, reconciliations of such information to the closest GAAP measures are available on our website. To access these reconciliations, click on the Investor Relations Link under Corporate and then click on the Financial Information Link.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEATHERFORD INTERNATIONAL LTD.


Dated: May 5, 2003                                 /s/ Lisa W. Rodriguez
                                            ------------------------------------
                                                       Lisa W. Rodriguez
                                                   Senior Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


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
   Exhibit
   Number                                Description
   -------                               -----------
    99.1       Press release dated May 5, 2003 announcing new business alignments.

    99.2       Press release dated May 5, 2003 announcing earnings for the quarter ended
               March 31, 2003.
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